BLACKROCK LIQUIDITY FUNDS

TempCash

(the “Fund”)

Supplement dated November 18, 2016 to the Prospectuses of the Fund dated October 11, 2016

Effective as of the opening of business on February 28, 2017, the following changes are made to each of the Fund’s Prospectuses:

The first paragraph in the section in the Prospectus captioned “Fund Overview—Key Facts About TempCash—Principal Investment Strategies of the Fund” is hereby deleted and replaced in its entirety with the following:

TempCash invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, and commercial obligations and repurchase agreements. Under normal market conditions, at least 25% and normally a substantial portion of the Fund’s total assets will be invested in obligations of issuers in the financial services industry and repurchase agreements secured by such obligations. The Fund invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The paragraph in the section in the Prospectus captioned “Fund Overview—Key Facts About TempCash—Performance Information” immediately above the Annual Total Returns bar chart is hereby deleted in its entirety and replaced with the following:

The information shows you how TempCash’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Effective October 11, 2016, the Fund implemented additional amendments to Rule 2a-7, including the adoption of a floating net asset value (“NAV”) per Fund share. Fund performance shown prior to May 28, 2010 and October 11, 2016 is based on 1940 Act rules then in effect and is not an indication of future returns. Between October 1, 2015 and February 28, 2017, the Fund operated under a different investment policy such that it would invest only in securities that, under normal circumstances, would mature (without reference to interest rate adjustment dates), or were subject to an unconditional demand feature that was exercisable and payable, within 5 business days or less. Investors should note that the historical yield and performance information for this period shown are based on the investment policy of the Fund relating to maturity restrictions then in effect. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 441-7450.

The first bullet point in the section in the Prospectus captioned “Details About the Funds—How Each Fund Invests” is hereby deleted in its entirety and replaced with the following:

Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary.

The second sentence of the fourth bullet point in the section in the Prospectus captioned “Details About the Funds—How Each Fund Invests” is deleted in its entirety.

The first paragraph in the section in the Prospectus captioned “Details About the Funds—How Each Fund Invests—Investment Process” is hereby deleted in its entirety and replaced with the following:

Each Fund invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

Shareholders should retain this Supplement for future reference.